Third Quarter 2020 Earnings Conference Call October 27, 2020 1

Forward Looking Statements and Non- GAAP Financial Measures FORWARD LOOKING STATEMENTS This presentation contains certain statements that may be considered forward-looking statements under the Private Securities Litigation Reform Act of 1995 and other federal securities laws, including certain plans, exceptions, goals, projections, and statements, which are subject to numerous risks, assumptions, and uncertainties. Forward-looking statements can be identified by the use of the words “believe,” “expect,” “anticipate,” “intend,” “estimate,” “assume,” “plan,” “target,” or “goal” or future or conditional verbs such as “will,” “may,” “might,” “should,” “could” and other expressions which predict or indicate future events or trends and which do not relate to historical matters. Forward-looking statements should not be relied on, because they involve known and unknown risks, uncertainties and other factors, some of which are beyond the control of Camden National Corporation (the “Company”). These risks, uncertainties and other factors may cause the actual results, performance or achievements of the Company to be materially different from the anticipated future results, performance or achievements expressed or implied by the forward-looking statements. The following factors, among others, could cause the Company’s financial performance to differ materially from the Company’s goals, plans, objectives, intentions, expectations and other forward-looking statements: weakness in the United States economy in general and the regional and local economies within the New England region and Maine, which could result in a deterioration of credit quality, an increase in the allowance for loan losses or a reduced demand for the Company’s credit or fee-based products and services; changes in trade, monetary, and fiscal policies and laws, including interest rate policies of the Board of Governors of the Federal Reserve System; inflation, interest rate, market, and monetary fluctuations; competitive pressures, including continued industry consolidation and the increased financial services provided by non-banks; volatility in the securities markets that could adversely affect the value or credit quality of the Company’s assets, impairment of goodwill, the availability and terms of funding necessary to meet the Company’s liquidity needs, and could lead to impairment in the value of securities in the Company's investment portfolio; changes in information technology that require increased capital spending; changes in consumer spending and savings habits; changes in tax, banking, securities and insurance laws and regulations; and changes in accounting policies, practices and standards, as may be adopted by the regulatory agencies as well as the Financial Accounting Standards Board ("FASB"), and other accounting standard setters. Further, statements about the potential effects of the COVID-19 pandemic on the Company’s businesses and results of operations and financial conditions may constitute forward-looking statements and are subject to the risk that the actual effects may differ, possibly materially, from what is reflected in those forward-looking statements due to factors and future developments that are uncertain, unpredictable and in many cases beyond our control, including the scope and duration of the pandemic, action taken by government authorities in response to the pandemic, and the direct and indirect impact of the pandemic on our customers, third parties and the Company. You should carefully review all of these factors, and be aware that there may be other factors that could cause differences, including the risk factors listed in the Company’s filings with the SEC, including our Annual Report on Form 10-K for the year ended December 31, 2019, as updated by the Company's quarterly reports on Form 10-Q and other filings with the Securities and Exchange Commission. You should carefully review the risk factors described therein and should not place undue reliance on our forward-looking statements. These forward-looking statements were based on information, plans and estimates at the date of this report, and we undertake no obligation to update any forward-looking statements to reflect changes in underlying assumptions or factors, new information, future events or other changes, except to the extent required by applicable law or regulation. NOTE REGARDING PRESENTATION OF NON-GAAP FINANCIAL MEASURES This presentation includes certain non-GAAP financial measures. Management uses these non-GAAP financial measures for purposes of measuring our performance against our peer group and other financial institutions and analyzing our internal performance. These non-GAAP financial measures also help investors better understand the Company’s operating performance and trends and allow for better performance comparisons to other financial institutions. These measures are not a substitute for GAAP operating results and may not be comparable to non-GAAP measures used by other financial institutions. Schedules that reconcile the non-GAAP financial measures to GAAP financial information are included in our Annual Report on Form 10-K and earnings releases filed with the SEC. 2

Third Quarter 2020 Highlights Net Income • Net income up 53% over last quarter $16.8 million driven by lower loan loss provision Diluted Earnings Per Share • Loan deferrals declined to 5.5% of loans, down from 16.4% last quarter $1.11 • Asset quality remains strong Return on Average Assets 1.34% • Maintained a strong capital and liquidity position Efficiency Ratio (non-GAAP) 50.60% • Repurchased 47,915 shares at an average price of $29.26 during Q3 Total Risk-Based Capital Ratio 15.15% 3

Income Statement Increase/(Decrease) $ thousands 3Q20 2Q20 3Q19 Highlights • SBA PPP loans added $2.4mm to 3Q20 interest Net interest income $34,481 ($58) $2,558 income • Year-over-year increase driven by strong mortgage Non-interest income $12,696 $636 $1,957 banking income Total revenue $47,177 $578 $4,515 • 1% linked quarter; 11% year-over-year growth • Linked quarter increase driven by one-time $1.2 million Non-interest expense $25,221 $1,712 $1,473 litigation expense accrual Pre-tax, pre-provision earnings(1) $21,956 ($1,134) $3,042 • (5%) linked quarter; 16% year-over-year growth Provision for credit losses $987 ($8,411) $257 Income tax expense $4,194 $1,442 $498 • Linked quarter increase driven by lower provision Net income $16,774 $5,834 $2,286 expense; Year-over-year increase driven by higher mortgage banking income 3Q20 2Q20 3Q19 Efficiency Ratio(1) 50.60% 50.13% 55.32 Net Interest Margin (FTE) 3.00% 3.11% 3.09% Diluted EPS $1.11 $0.73 $0.94 (1) Non-GAAP measure. 4

Net Interest Income and Net Interest Margin NII and NIM Total deposit costs 2020 ($ in millions) $40.0 5.00% 0.76% 0.75% $34.5 $34.5 4.50% $35.0 $31.9 4.00% 0.60% $30.0 3.09% 3.11% 3.00% 3.50% 0.41% 3.00% 0.34% 0.31% 0.31% $25.0 2.50% 0.28% 0.27% 2.00% $20.0 1.50% $15.0 1.00% 3Q19 2Q20 3Q20 Jan Feb Mar Apr May Jun Jul Aug Sep NII NIM Estimated Changes in Net Interest Income(1) Recent actions and continued focus Year 1 Year 2 • Continue to manage deposit rates lower +200 bps 1.57% 8.66% • CD maturities: -100 bps 0.32% -5.46% • 53% of all CDs maturing in the next 6 months $118 million at 1.00% in next 90 days (1) Assumes flat balance sheet, no changes in asset/funding mix, • and a parallel and pro rata shift in rates over a 12 month period. • $97 million at 1.21% in next 4-6 months In the down -100 bps scenarios, Prime is floored at 3.00%, Fed Funds and Treasury rates at 0.01%, and all other market rates are • Q4 19 investment portfolio restructuring floored at the lesser of current rates or 0.25%. As of September 30, 2020. 5

Loan Portfolio Residential Real Estate Balances of $3.3 Billion (as of 9/30/20) • 71% located in Maine and 24% in Massachusetts Home Equity 64% are primary residences, 26% second homes and 10% • and Consumer investment property 9% Commercial 11% • 97% of balances at </= 80% LTV(1) (or supplemented with private mortgage insurance) SBA PPP 7% Commercial Real Estate • 71% of real estate located in Maine, 15% in New Hampshire, and 10% in Massachusetts • 91% of balances at </= 80% LTV(1) Residential Real Estate Commercial 32% • SBA PPP production of $244.8 million added $221.7 million to average loans for Q3 with an average yield of 4.16% Loan Repricing Commercial Real Estate • $1.0 billion repricing in the next 12 months (average yield 41% 2.96%) • Floating rate: $917.2 million, 20% with in-the-money floors, and 74% without floors • Adjustable rate: $99.3 million, 2% with in-the-money floors, and 51% without floors All data is presented as of September 30, 2020. (1) At origination date 6

Commercial Diversification CRE and Commercial Loans by Industry Real Estate Investment Breakdown (as of 9/30/20) (as of 9/30/20) Other Nonresidential Other (14 Industries Buildings <3%) 8% 20% 1-4 Family 8% Office Buildings 28% Real Estate Investment Industrial / 39% Warehouse Restaurants 10% 3% $1.9 $750 million Construction 4% billion Manufacturing 5% Retail Store 19% Multi-Family / Retail Trade Apartments 7% 27% Exposure to COVID-19 impacted industries Health Care / Social Lodging 14% Asst. • $401.8 million, or 12% of total loan portfolio, is within Lodging, Sr. 8% Living & Care Facilities, Restaurants, and Travel & Recreation • Approximately 53% of Lodging are nationally branded franchises. 56% of Lodging located in Maine, 22% in Massachusetts, and 13% in New Hampshire 7

SBA PPP Loans Total Total • Funded 11% of Maine’s SBA PPP Balance Tier Units Production Outstanding(1) ($ in millions) ($ in millions) loans by dollar amount $0 - $50,000 2,200 $35.1 $34.9 • SBA PPP loans yielded 4.16% and $50,001 - $250,000 650 $68.9 $67.1 3.79% during Q3 and Q2, $250,001 - $500,000 105 $35.7 $34.5 respectively $500,000 - $1,000,000 48 $33.6 $32.9 • $5.4 million of origination fees > $1,000,000 31 $71.5 $59.9 were yet to be recognized at Total 3,034 $244.8 $229.2 9/30/20 Origination Fees Interest Total Income ($ in ($ in millions) ($ in millions) millions) Quarter 2 $1.2 $0.5 $1.7 Quarter 3 $1.8 $0.6 $2.4 YTD 2020 $3.0 $1.1 $4.1 All data is presented as of September 30, 2020. (1) Excludes unamortized origination fees 8

Loan Deferral Details 6/30/2020 9/30/2020 Category Deferred % of Category Deferred % of Category ($ in millions) Volume Deferred Volume Deferred Lodging $174.8 66.2% $50.2 19.0% Real Estate Investment $102.0 14.0% $12.8 1.7% Health Care/Social Asst. $29.9 19.8% $9.1 6.1% Retail Trade $28.1 19.4% $4.4 3.2% Restaurants $19.3 28.8% $1.1 1.8% Other Business $61.5 10.2% $28.3 5.0% Business $415.6 21.2% $105.9 5.5% Consumer $131.1 9.6% $75.3 5.6% Total $546.7 16.4% $181.2 5.5% • Short term deferrals for 180 days or less • Continued to accrue and record interest income throughout deferral period • Weekly deferment requests have decreased 99.5% compared to April’s peak • We continue to work with our customer to address payment concerns on a case by case basis 9

Solid Credit Quality NPAs / Total Assets ALL / NPLs 326.55% 12/31/2009 1.07% 225.77% 0.67% 171.17% 0.50% 118.92% 0.34% 92.28% 12/31/2009 0.25% 0.22% 109.31% 2016 2017 2018 2019 3Q20 2016 2017 2018 2019 3Q20 NCOs / Average Loans ALL / Total Loans 12/31/2009 12/31/2009 0.37% 1.11% 1.33% 0.89% 0.87% 0.82% 0.81% 0.13% 0.07% 0.08% 0.04% 0.01% 2016 2017 2018 2019 3Q20(1) 2016 2017 2018 2019 3Q20 Data presented does not reflect the impact of CECL, as the Company has elected to delay implementation of CECL pursuant to the CARES Act. (1) Annualized 10

Securities Portfolio Securities Portfolio Mix • Book value was $1.1 billion, up $58 million, or 6%, (Book Value at 9/30/20) linked-quarter U.S. Agencies and Other 5% • Average yield of 2.26%, down 34 bps linked-quarter Municipal 11% CMO - • Unrealized net gain of $37.7 million on AFS compared Agency to $38.5 million at 6/30/20 36% • 99.9% AFS, 0.1% HTM • Duration 3.91 years compared to 4.12 years at 6/30/20 MBS - • 99% of municipal holdings are rated A or better by at Agency least one rating agency (50% carry additional credit 48% support) ($ in millions) 3Q19 4Q19 1Q20 2Q20 3Q20 Average Book Value $906 $917 $927 $961 $1,029 Book Yield 2.63% 2.63% 2.67% 2.60% 2.26% Modified Duration 4.08 4.65 4.37 4.12 3.91 All data is presented as of September 30, 2020. 11

Incurred Loss vs CECL Allowance for Credit Losses (includes the allowance for loan losses and off-balance sheet credit exposures) ($ in millions) 1/1/2020 9/30/2020 ACL $25.2 $36.4 ACL as % of Loans 0.81% 1.11% Incurred Loss YTD Provision for Credit Losses $12.2 YTD Provision for Credit Losses as 0.50% % of Average Loans (annualized) ACL $27.0 - $31.0 $39.0 - $43.0 ACL as % of Loans 0.87% - 1.00% 1.19% - 1.31% CECL (Estimates) YTD Provision for Credit Losses $9.0 - $17.0 YTD Provision for Credit Losses as 0.37% - 0.69% % of Average Loans (annualized) • Continue to run parallel calculations under incurred loss and CECL • Will adopt CECL on December 31, 2020, effective retrospectively as of January 1, 2020 12

Strong Liquidity Position Well Positioned to Support Liquidity Needs Liquidity Sources (9/30/20) Amount ($ in millions) Excess Cash $297.8 Unpledged Investment Securities $354.3 Lines of Credit Exposure Unpledged Municipal Securities $102.1 6% Increase in Utilization YoY Over Collateralized Securities Pledging Position $109.6 $1,295.6 FHLB Borrowing Capacity $513.2 $1,269.1 $1,225.1 Current Fed Discount Window Availability $58.5 Unsecured Borrowing Lines $69.9 54% 50% 48% Total $1,505.4 Brokered Deposit Access of $734.5 million • Planned construction funding represents the entire increase in outstanding balance at 9/30/2020 over the 46% 50% 52% year-ago balance • Daily credit line monitoring shows declining utilization in non-construction lines since 3/31/2020 9/30/2019 6/30/2020 9/30/2020 Outstanding Unfunded 13

Strong Capital Position Tier 1 Leverage Ratio Total Risk Based Capital Ratio Common Equity Tier 1 (CET1) Ratio 15.15% 11.80% 12.21% 9.53% 9.55% 14.04% 14.14% 14.36% 14.44% 11.27% 11.30% 11.62% 8.83% 9.07% 8.96% Required Minimum(1), 10.50% Required Minimum(1), Required 7.00% Minimum(1), 4.00% 2016 2017 2018 2019 3Q20 2016 2017 2018 2019 3Q20 2016 2017 2018 2019 3Q20 Cushion Required Ratios at Capital Above Amount Minimum(1) Asset 9/30/20 Required Growth ($ in millions) Minimum Tier 1 Leverage 8.96% $434.9 4.00% $240.8 $6,019.9 Total Assets for Leverage Ratio $4,851.8 Common Equity Tier 1 12.21% $391.9 7.00% $167.2 $2,388.8 Total Risk Based Capital 15.15% $486.3 10.50% $149.3 $1,422.0 Total Risk Weighted Assets $3,209.3 Repurchased 488,052 shares in 2019 at an average price of $42.61. Briefly reopened share repurchase program in September of 2020, and repurchased 47,915 shares at an average price of $29.26. YTD repurchases total 264,946 shares at an average price of $35.39 (through 9/30/20). (1) “Required Minimum” ratios represent minimum required capital ratios plus, for the risk based ratios, the fully phased-in 2.50% CET1 capital conservation buffer. 14